EXHIBIT 10.9
                            ASSET TRANSFER AGREEMENT

         THIS ASSET TRANSFER AGREEMENT is made as of the 31st day of December, 1999, by and between DIGITAL LAUNCH, INC., a Delaware corporation
("Transferor"), and VERONIQUE, INC., a Delaware corporation which is a wholly-owned subsidiary of Transferor ("Transferee").

         In consideration of the premises and the mutual agreements as hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.       TRANSFER OF ASSETS.

                  (a) Transferor agrees to and does hereby sell, transfer and assign to Transferee, and Transferee agrees to and does hereby purchase from Transferor, all right, title and interest in and to the "Assets" (as defined below) as they exist as of the date hereof, it being understood and agreed that the Assets shall be conveyed to Transferee subject to all liens and encumbrances to which the Assets were and may have become subject. Transferee and Transferor agree that the Assets are transferred, conveyed and assigned to Transferee "AS IS, WHERE IS, WITH ALL FAULTS," and without representations, warranties or covenants of any kind or for any purpose whatsoever.

                  (b) In this agreement "Assets" means, as of the date hereof
(1) all accounts receivable of Transferor, (2) all tangible assets of Transferor, consisting of inventory, equipment, furniture and fixtures, but excluding cash and cash equivalents, and (3) all of Transferor's interest in intellectual property and other intangible assets relating to its skin-care business, including without limitation all trademark registrations and applications pending, trademark rights, trade names, trade dress, copyrights, Internet domain names, Web site designs, graphic designs, product formulas, distribution agreements, and other intangible rights relating to "Veronique", "DeChine" and Transferor's skin-care products and business.

         2.       PURCHASE PRICE; ASSUMPTION OF LIABILITIES.

                  (a) In consideration for the transfer of the Assets to Transferee, Transferee agrees to and does hereby assume all of the "Liabilities" of Transferor (as defined below). The parties agree that, in connection with the transfer of the Assets and assumption of the Liabilities, they will execute such documents and deliver such instruments as may be reasonably necessary to effect such conveyance and assumption.

                  (b) In this agreement "Liabilities" means all liabilities of Transferor reflected on its unaudited balance sheet dated as of the date hereof, a copy of which is attached hereto, together with any liabilities not disclosed thereon but which arose out of Transferor's skin-care business conducted at any time prior to or through the date hereof.

         3. INDEMNIFICATION. Transferee agrees to indemnify, defend and hold harmless Transferor from and against any and all claims, demands, suits, actions, losses, costs and expenses of any nature whatsoever, incurred or suffered by Transferor, from or arising out of the Assets, the ownership or operation of the Assets before or after the transfer of the Assets, or the conduct of Transferor's skin-care business through the date of the transfer.


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         4.       MISCELLANEOUS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (b) This Agreement embodies the entire agreement and understanding of the parties concerning the subject matter hereof. Any modifications or amendments to this Agreement must be reduced to writing and must be signed by both parties.

                  (c) Should any section or any part of any section of this Agreement be rendered void, invalid, or unenforceable by any court of law, for any reason, such a determination shall not render void, invalid, or unenforceable any other section or any part of any section in this Agreement.

                  (d) The validity and interpretation of this Agreement shall be governed by the laws of the State of New York.

                  (e) The waiver of any one breach of the provisions of this Agreement shall not be deemed a waiver of any other breach of the same or any other provision of this Agreement.

                  (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

                                    TRANSFEROR:      DIGITAL LAUNCH, INC.
                                                     By: /s/ Terrence O. McGrath
                                                     Title: President

                                    TRANSFEREE:      VERONIQUE, INC.
                                                     By: Philip J. Watrous
                                                     Title: Secretary

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                              Digital Launch, Inc.
                       Liabilities as of December 31, 1999

                                                                   DEC. 31, 1999
                                                                   -------------
      A.D.M. Delivery Service, Inc.                                       250.00
      AJ Credit Corp.                                                   8,817.08
      Airborne Express                                                     25.00
      Arbus Corporation                                                11,241.59
      AT&T Universal Business                                           3,912.25
      BAM-TOM                                                           1,338.18
      Bell Atlantic Mobile                                                 -5.66
      Business Wire                                                       510.00
      Cabral, Cunha Ferreira & Associados, Lda                            670.00
      Capricorn                                                           787.80
      Carpmaels & Ransford                                                166.50
      CCL Pastic Packaging                                              5,559.49
      Charles H. Brassard                                               1,750.00
      Charles Snyderman, Esq.                                             282.33
      City of New York                                                    357.00
      Corwood Laboratories Inc.                                         2,086.30
      CSC                                                                 185.00
      CUSIP Service Bureau                                                130.00
      Daniel & CIA                                                        400.00
      David L. Haselkorn, Esq.                                         -2,246.04
      Deacons Graham & James                                              774.85
      Diamond Truck                                                        54.79
      Direct Network                                                   15,571.12
      Eden Temporary Services, Inc.                                     5,875.00
      F.N. BURT Company Inc.                                           17,771.35
      FEDEX                                                             1,855.89
      Ferster - Jack Most                                               9,590.58
      Flood Marketing Resources                                         7,500.00
      G.O.D.                                                              552.68
      Global                                                            1,200.00
      Grant Industries                                                    197.10
      GSB of DC Inc.                                                       83.00
      Helmsley-Spear, Inc.                                             -2,611.17
      Hibernia                                                             12.95
      Innovative Liners                                                11,664.90
      Isadora's Cafe                                                      898.69
      Jean S. Mateyka                                                     900.00
      Jeffrey M. Brinn                                                  3,050.00
      Joe DiNardo                                                       3,000.00
      Josef von Habsburg                                                  500.80


                              Digital Launch, Inc.
                       Liabilities as of December 31, 1999

      Just Packaging, Inc.                                                 53.00
      Lucent                                                              660.90
      Mack/Corr Industries                                              2,057.62
      Markham/Novell                                                   14,463.10
      Marty R. Engineering                                              6,657.02
      MCI                                                                  36.69
      MetraCom                                                            887.01
      Nadel Industries                                                  1,927.30
      New York State Sales Tax                                             57.73
      Overnite Transportation Co.                                       2,002.04
      Pegasus Internet, Inc.                                           16,372.86
      Piedmont Trans. Group                                               342.53
      Pierce Leahy                                                        715.73
      Priminter, Inc.                                                 219,218.69
      Raines & Fischer                                                  6,000.00
      Robert N. Waxman                                                    510.00
      Simone B. Hoffman                                                57,585.32
      Sogecos Srl                                                       2,474.79
      STADCO Lithographers, Inc.                                       47,132.33
      Stan Adler Associates                                           105,310.30
      Staples                                                             179.41
      State of New York                                                   250.00
      T.O. McGrath - Salary                                            50,000.00
      T.O.McGrath - Loan                                                3,000.00
      Thacher, Vendig & Company, Inc.                                     218.00
      The Depository Trust Company                                         85.00
      The State Insurance Fund                                            274.77
      Thomson & Thomson                                                   400.53
      Transmart                                                         2,065.00
      Treehouse Media                                                   2,004.92
      U.S. Express                                                        188.40
      UniDial - 10902300                                                1,401.73
      Vegia Packaging Co. Inc.                                         12,868.60
      Walter P. Smith, Ph.D.                                           18,300.00
      Winner Printing & Packaging Ltd.                                  1,350.00
      Wuesthoff & Wuesthoff                                               130.09
                                                                   -------------
         TOTAL                                                        691,840.76
                                                                   -------------